UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2016

MoneyGram International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood Street, 15th Floor Dallas, Texas		75201
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (214) 999-7552

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

MoneyGram International, Inc. (“MoneyGram” or the “Company”) today announced two new money transfer initiatives at all U.S. Walmart locations.

MoneyGram has partnered with Walmart U.S. and Walmart Mexico to launch a new cross border money transfer product for Walmart customers. Walmart2Walmart Mexico powered by MoneyGram is an exclusive service that offers customers a special fee for transfers up to $800 from any Walmart store in the U.S. to any Walmart store in Mexico, including all Bodega Aurrera, Mi Bodega Aurrera and Superama locations. This will be promoted in all Walmart stores throughout the U.S. and Mexico.

With the recent expansion of Walmart’s white-label U.S.-to-U.S. funds transfer product into higher transaction bands, MoneyGram is adjusting its money transfer pricing structure in these bands for U.S.-to-U.S. transactions originated at Walmart. The new pricing structure provides customers with a flat fee for all transfers between $900 and $2,500.

The Company believes the net impact of these developments will not be material to its financial results in 2016. The Company believes any downside risk from the lower pricing in the U.S. will largely be mitigated by expense management.

The Company will provide further details on these developments when it reports third quarter results on October 28, 2016.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to, among other things, the financial condition, results of operations, plans, objectives, future performance and business of MoneyGram and its subsidiaries. Statements preceded by, followed by or that include words such as “believes,” “estimates,” “expects,” “projects,” “plans,” “anticipates,” “intends,” “continues,” “will,” “should,” “could,” “may,” “would,” “goals” and other similar expressions are intended to identify some of the forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the risks and uncertainties described in Part I, Item 1A under the caption “Risk Factors” of MoneyGram’s Annual Report on Form 10-K for the year ended December 31, 2015. These forward-looking statements speak only as of the date they are made, and MoneyGram undertakes no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or otherwise, except as required by federal securities law. These forward-looking statements are based on management’s current expectations, beliefs and assumptions and are subject to certain risks, uncertainties and changes in circumstances due to a number of factors. These factors include, but are not limited to: MoneyGram’s ability to compete effectively; MoneyGram’s ability to maintain key agent or biller relationships, or a reduction in business or transaction volume from these relationships, including MoneyGram’s largest agent, Walmart, whether through the introduction by Walmart of a competing “white label” branded money transfer product or otherwise; MoneyGram’s ability to manage fraud risks from consumers or agents; the ability of MoneyGram and its agents to comply with U.S. and international laws and regulations; litigation and regulatory proceedings involving MoneyGram or its agents, which could result in material settlements, fines or penalties, revocation of required licenses or registrations, terminations of contracts, other administrative actions or lawsuits or negative publicity; uncertainties relating to compliance with and the impact of the deferred prosecution agreement entered into with the U.S. federal government and the effect of the deferred prosecution agreement on MoneyGram’s reputation and business; regulations addressing consumer privacy, data use and security; MoneyGram’s ability to successfully develop and timely introduce new and enhanced products and services and MoneyGram’s investments in new products, services or infrastructure changes; MoneyGram’s offering of money transfer services through agents in regions that are politically volatile or, in a limited number of cases, are subject to certain restrictions by the Office of Foreign Assets Control; changes in tax laws or unfavorable outcomes of tax positions MoneyGram takes, or a failure by MoneyGram to establish adequate reserves for tax events; MoneyGram’s substantial debt service obligations, significant debt covenant requirements and credit ratings; MoneyGram’s ability to manage risks associated with MoneyGram’s international sales and operations, including risks associated with the United Kingdom’s vote to withdraw from the European Union; major bank failure or sustained financial market illiquidity, or illiquidity at MoneyGram’s clearing, cash management and custodial financial institutions; the ability of MoneyGram and its agents to maintain adequate banking relationships; a security or privacy breach in systems, networks or databases on which MoneyGram relies; disruptions to MoneyGram’s computer network systems and data centers; weakened consumer confidence in MoneyGram’s business or money transfers generally; continued weakness in economic conditions, in both the U.S. and global markets; a significant change, material slow down or complete disruption of international migration patterns; concerns regarding the financial health of certain European countries and the impact that those countries may have on the sustainability of the euro; MoneyGram’s ability to manage credit risks from MoneyGram’s retail agents and official check financial institution customers; MoneyGram’s ability to retain partners to operate MoneyGram’s official check and money order businesses; MoneyGram’s ability to retain partners to operate MoneyGram’s official check and money order businesses; MoneyGram’s ability to adequately protect MoneyGram’s brand and intellectual property rights and to avoid infringing on the rights of others; MoneyGram’s ability to attract and retain key employees; MoneyGram’s ability to manage risks related to the operation of retail locations and the acquisition or start-up of businesses; MoneyGram’s ability to maintain effective internal controls; MoneyGram’s capital structure and the special voting rights provided to designees of Thomas H. Lee Partners, L.P. on MoneyGram’s Board of Directors; any restructuring actions and cost reduction initiatives that MoneyGram undertakes may not deliver the expected results and these actions may adversely affect MoneyGram’s business; and the risks and uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of MoneyGram’s public reports filed with the Securities and Exchange Commission, including MoneyGram’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Form 10-Q’s.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ F. Aaron Henry
Name:	F. Aaron Henry
Title:	Executive Vice President, General Counsel and Secretary

Date: October 25, 2016